UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2006

Cameron International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13884	76-0451843
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas		77027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-513-3300

Cooper Cameron Corporation
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2006, the stockholders of Cooper Cameron Corporation (the "Company") approved an Amendment to the Company’s 2005 Equity Incentive Plan increasing the number of authorized shares under the Plan by 3,500,000. A description of the 2005 Equity Incentive Plan is included on pages 4 through 8 of the Company’s Notice of Annual Meeting and Proxy Statement, which was filed with the Securities and Exchange Commission ("SEC") on March 27, 2006, and such pages are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2006 Annual Meeting, the stockholders also approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to Cameron International Corporation ("Cameron"). The Board of Directors approved this amendment on February 16, 2006, subject to approval by the stockholders.

Effective May 5, 2006, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Cooper Cameron Corporation (the "Certificate of Amendment"), which certificate has been included as Exhibit 3.1 to this Form 8-K and is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

3.1 The Certificate of Amendment to the Amended and Restated Certificate of
Incorporation of Cooper Cameron Corporation, filed with the Secretary of
State of Delaware on May 5, 2006.

10.1 The First Amendment to the 2005 Equity Incentive Plan.

10.2 The Second Amendment to the 2005 Equity Incentive Plan.

10.3 The 2005 Equity Incentive Plan (as Amended and Restated effective March
15, 2006) (incorporated by reference to Exhibit B to the definitive proxy statement filed by the Company on March 27, 2006).

10.4 The Third Amendment to the 2005 Equity Incentive Plan (as Amended and
Restated) (incorporated by reference to Exhibit A to the definitive proxy statement filed by the Company on March 27, 2006).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cameron International Corporation

May 8, 2006	By:	Franklin Myers

Name: Franklin Myers
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	The Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cooper Cameron Corporation, filed with the Secretary of State of Delaware on May 5, 2006.
10.1	First Amendment to the 2005 Equity Incentive Plan
10.2	Second Amendment to the 2005 Equity Incentive Plan